Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA

("Separate Account")

Supplement to:

Ameritas No-Load VA 6150

Prospectus Dated May 1, 2016

Supplement Dated July 28, 2016

1. The Board of Directors of Calvert Variable Products, Inc. (the "Board") has approved a resolution to reorganize the Calvert VP Natural Resources Portfolio into the Calvert VP Russell 2000 Small Cap Index Portfolio (the "Reorganization"). Each Portfolio is a series of Calvert Variable Products, Inc.

The Board has recommended approval of the Reorganization by shareholders of the Calvert VP Natural Resources Portfolio. If the Reorganization is approved by the shareholders of the Calvert VP Natural Resources Portfolio, it will be merged into the Calvert VP Russell 2000 Small Cap Index Portfolio on or about September 23, 2016. If your variable annuity Policy remains allocated to the Subaccount corresponding to Calvert VP Natural Resources Portfolio at the time the Reorganization is consummated, those Subaccount units will be replaced by units in the Subaccount corresponding to the Calvert VP Russell 2000 Small Cap Index Portfolio, Class I, and thereafter the value of your Policy will depend on the performance of the Subaccount corresponding to the Calvert VP Russell 2000 Small Cap Index Portfolio, Class I, rather than the Subaccount corresponding to the Calvert VP Natural Resources Portfolio. The number of Calvert VP Russell 2000 Small Cap Index, Class I, Subaccount units you receive will depend on the value of your Calvert VP Natural Resources Subaccount units at the time the Reorganization takes place.

Ameritas Life Insurance Corp. is adding the Calvert VP Russell 2000 Small Cap Index Portfolio, Class I Subaccount as an investment option to your Policy. The following information describes the underlying portfolio for this investment option.

The list of variable investment options is revised to include the following:

FUND NAME Portfolio Name – Subadviser(s)	INVESTMENT ADVISER Portfolio Type / Summary of Investment Objective
Calvert Variable Products, Inc.*	Calvert Investment Management, Inc.
Calvert VP Russell 2000 Small Cap Index Portfolio, Class I - AIP	Index: Russell 2000 Index.

* This fund is part of Ameritas Mutual Holding Company ("Ameritas ®"), the ultimate parent of Ameritas Life. The fund's investment adviser and Calvert Investment Distributors, Inc., the underwriter for this fund, are indirect subsidiaries of Ameritas.

PF 704 7-16

The table of PORTFOLIO COMPANY OPERATING EXPENSES for the year ended December 31, 2015, is revised to include the following:

Subaccount’s underlying Portfolio Name *	Management Fees	12b-1 Fees**	Other Fees	Acquired Fund Fees and Expenses***	Total Portfolio Fees	Waivers and Reductions ****	Total Expenses after Waivers and Reductions, if any
CALVERT VARIABLE PRODUCTS (CVP)
VP Russell 2000 Small Cap Index,	0.47%	-	0.34%	-	0.81%	0.28%	0.53%	(1)	(2)

CVP (1) Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
CVP (2) The Investment Advisor, Calvert Investment Management, Inc., has contractually agreed to limit direct net annual portfolio operating expenses through April 30, 2017, as shown below. Under the terms of the contractual expense limitation, operating expenses do not include acquired fund fees and expenses, interest expense, brokerage commissions, taxes and extraordinary expenses. Only the Board of Directors of the portfolios may terminate a portfolio’s expense cap before the contractual period expires, upon 60 days' prior notice to shareholders.

VP Russell 2000 Small Cap Index, Class I	0.53%

The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018.
*	Short cites are used in this list. The INVESTMENT OPTIONS section uses complete portfolio names.
**	Portfolios pay 12b-1 fees to us pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows investment companies to pay fees out of portfolio assets to those who sell and distribute portfolio shares. Some portfolios may also pay 0.05 to 0.25 percent of annual portfolio assets for us to provide shareholder support and marketing services.
***	Some portfolios invest in other investment companies (the "acquired portfolios"). In these instances, portfolio shareholders indirectly bear the fees and expenses of the acquired portfolios.
****	Only contractual waivers guaranteed for one year or more after the effective date of each respective fund prospectus are used in the Waivers column of this chart. See the respective portfolio footnotes above for specific details regarding any possible recoupment of waived fees.

In addition, if the Reorganization is approved, at the time of the Reorganization, your Policy prospectus is revised by deleting all mention of the Calvert VP Natural Resources Portfolio.

2. Effective June 30, 2016, Morgan Stanley Investment Management Limited will no longer be a Sub-Adviser to the Universal Institutional Funds, Inc., Emerging Markets Equity Portfolio, Class I. Accordingly, effective June 30, 2016, the Investment Options chart in your prospectus is revised as follows:

FUND NAME Portfolio Name – Subadviser(s)	INVESTMENT ADVISER Portfolio Type / Summary of Investment Objective
The Universal Institutional Funds, Inc.	Morgan Stanley Investment Management Inc.
UIF Emerging Markets Equity Portfolio, Class I – Morgan Stanley Investment Management Company	Long-term capital appreciation by investing primarily in growth oriented equity securities of issuers in emerging market countries.

Please see the Portfolio prospectuses, as supplemented, for more information.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 704 7-16